Offerings - Offering: 1	Aug. 28, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 222,781,771.90
Fee Rate	0.01381%
Amount of Registration Fee	$ 30,766.16
Offering Note	Transaction Valuation calculated as the aggregate maximum purchase price for shares of beneficial interest. Amount of Filing Fee is calculated at 0.013810% of the Transaction Valuation.